Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Rogers Corporation (the "Company") on Form 10-Q for the period ending September 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Walter E. Boomer, Chairman of the Board of Directors and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Walter E. Boomer
--------------------
Walter E. Boomer
Chairman of the Board of Directors and Chief Executive Officer
November 12, 2003


A signed original of this written statement required by Section 906 has been provided to Rogers Corporation and will be retained by Rogers Corporation and furnished to the Securities and Exchange Commission or its staff upon request.




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